     As filed with the Securities and Exchange Commission on April 21, 1997

                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -------------------------

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          -------------------------

                              ILEX ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                   74-2699185
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)


         11550 IH 10 WEST, SUITE 300
             SAN ANTONIO, TEXAS                              78230
   (Address of Principal Executive Offices)                (Zip Code)




                   ILEX ONCOLOGY, INC. 1995 STOCK OPTION PLAN

                 ILEX ONCOLOGY, INC. 1996 NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN
                           (Full title of the plans)

                                RICHARD L. LOVE
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER
                              ILEX ONCOLOGY, INC.
                          11550 IH 10 WEST, SUITE 300
                           SAN ANTONIO, TEXAS  78230
                    (Name and address of agent for service)

                                 (210) 949-8200
         (Telephone number, including area code, of agent for service)

                          -------------------------

                                 With Copy to:

                          Fulbright & Jaworski L.L.P.
                         300 Convent Street, Suite 2200
                            San Antonio, Texas 78205
                                 (210) 224-5575
                          Attention: Phillip M. Renfro

                          -------------------------

                        CALCULATION OF REGISTRATION FEE


==========================================================================================================================
                                                                                            Proposed
                                                                    Proposed Maximum        Maximum            Amount of
       Title of Securities to be                                   Offering Price Per      Aggregate         Registration
              Registered                Amount to be registered        Share (1)         Offering Price (1)      Fee
--------------------------------------------------------------------------------------------------------------------------
 Common Stock,  $.01 par value . . .        1,313,078 shares             $12.32           $16,177,121         $4,903
--------------------------------------------------------------------------------------------------------------------------
 Total . . . . . . . . . . . . . . .                                                      $16,177,121         $4,903
==========================================================================================================================

(1) Estimated in accordance with Rule 457(c) and (h) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the Common Stock as reported by the National Market System of NASDAQ on April 16, 1997.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE.

               The following documents are hereby incorporated by reference in this Registration Statement:

               1. The prospectus of ILEX Oncology, Inc., a Delaware corporation (the "Registrant" or the "Company"), filed with Registration Statement No. 333-17769 pursuant to Rule 424(b) under the Securities of 1933, as amended (the "Securities Act"), which contains audited financial statements of the Registrant for the fiscal year ended December 31, 1996;

               2. All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the effective date of the Registration Statement No. 333-17769; and

               3. The description of the Registrant's common stock, $.01 par value (the "Common Stock"), set forth under the caption "Description of the Registrant's Securities to be Registered" contained in the Registrant's Form 8-A, filed by the Registrant with the Securities Exchange Commission pursuant to the Exchange Act on February 11, 1997.

               All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


ITEM 4.        DESCRIPTION OF SECURITIES.

               Not applicable.


ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.

               Not applicable.


ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

               Section 145 of the Delaware General Corporation Law empowers the Registrant to, and the Bylaws of the Registrant provide that it shall, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; except that, in the case of an action or suit by or in the right of the Registrant, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for proper expenses.


ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

               Not applicable.


ITEM 8.        EXHIBITS.

     3.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-17769)).

     3.2 Bylaws of the Company, as amended (incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-17769)).

     4.1    Specimen Common Stock Certificate (incorporated by reference to
            Exhibit 4.1 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-17769)).

     4.2 ILEX Oncology, Inc. 1995 Stock Option Plan (incorporated by reference to Exhibit 10.47 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-17769)).

*    4.3    Form of Incentive Stock Option Agreement under the 1995 Stock
            Option Plan.

     4.4 ILEX Oncology, Inc. 1996 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.48 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-17769)).

     4.5 Form of Non-Employee Director Stock Option Agreement under the 1996 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.49 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-17769)).

*    5.1    Opinion of Fulbright & Jaworski L.L.P.

*   23.1    Consent of Arthur Andersen LLP.

*   23.3    Consent of Fulbright & Jaworski L.L.P. (included in  Exhibit 5.1).

*   24.1    Powers of Attorney from certain members of the Board of Directors of the Company (included at II-5).

--------------------

*           Filed herewith.

ITEM 9.     UNDERTAKINGS.

               The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
               Statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this

Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN ANTONIO, STATE OF TEXAS, ON APRIL 21, 1997.



                                    ILEX ONCOLOGY, INC.



                                    By:    /s/ Richard L. Love
                                       ---------------------------------------
                                               Richard L. Love
                                        President and Chief Executive Officer





                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Richard L. Love and James R. Koch, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                  Title                              Date
             ---------                                  -----                              ----
       /s/ Gary V. Woods               Director                                       April 21, 1997
------------------------------------
           Gary V. Woods


       /s/ Richard L. Love             President, Chief Executive Officer and         April 21, 1997
------------------------------------   Director (Principal Executive Officer)
          Richard L. Love



       /s/ Alexander L. Weis, Ph.D.    Director                                       April 21, 1997
------------------------------------
      Alexander L. Weis, Ph.D.

       /s/ James R. Koch               Vice President and Chief Financial             April 21, 1997
------------------------------------   Officer (Principal Financial and
           James R. Koch               Accounting Officer




       /s/ Daniel D. Von Hoff, M.D.    Director                                       April 21, 1997
------------------------------------
      Daniel D. Von Hoff, M.D.

       /s/ John L. Cassis              Director                                       April 21, 1997
------------------------------------
           John L. Cassis


       /s/ A. Dana Callow, Jr.         Director                                       April 21, 1997
------------------------------------
        A. Dana Callow, Jr.

       /s/ Ruskin C. Norman, M.D.      Director                                       April 21, 1997
------------------------------------
       Ruskin C. Norman, M.D.


                                       Director
------------------------------------
   Jerry R. Mitchell, M.D., Ph.D.


      /s/ Jason S. Fisherman, M.D.     Director                                       April 21, 1997
------------------------------------
      Jason S. Fisherman, M.D.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER      EXHIBIT
-------     --------
     4.3    Form of Incentive Stock Option Agreement under the 1995 Stock
            Option Plan.

     5.1    Opinion of Fulbright & Jaworski L.L.P.

    23.1    Consent of Arthur Andersen LLP.